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                                                                   EXHIBIT 10.1




                            GREYHOUND LINES, INC.

                      1995 LONG TERM STOCK INCENTIVE PLAN

                   _________________________________________

                               FEBRUARY 27, 1995

                   _________________________________________


                                   PREAMBLE:


    1. Greyhound Lines, Inc., a Delaware corporation ("Greyhound" or the "Company"), by means of this 1995 Long Term Stock Incentive Plan (the "Plan") desires to afford certain of its and its Parent s and Subsidiaries employees, officers and consultants an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company.

    2. The Company has determined that the foregoing objectives will be promoted by granting Awards (as hereinafter defined) under this Plan to certain officers, employees and consultants of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                     TERMS:

ARTICLE 1.  DEFINITIONS.

    Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

    "Award" means a grant of Options, Stock Appreciation Rights, Performance Units or Unrestricted Stock, or the right to purchase Restricted Stock under the Plan.

    "Base Price" means, with respect to a Performance Unit, the per Share amount that is the basis for the calculation thereunder.

    "Board of Directors" means the board of directors of Greyhound.

    "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of
Section 13(d) of the Exchange Act), other than Greyhound or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange Act) of securities issued by Greyhound having 30% or more of the voting power of all the voting securities issued by Greyhound in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose, (b) the election of a majority of the Directors elected at any meeting of the holders of voting securities of Greyhound who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (c) the approval by the
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stockholders of Greyhound of a merger or consolidation with another person, other than a merger or consolidation in which the holders of Greyhound s voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the stockholders of Greyhound of a transfer of substantially all of the assets of Greyhound to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by Greyhound or by the holders of Greyhound s voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

    "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

    "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.

    "Common Stock" means the common stock, par value $.01 per share, of the Company.

    "Consultant" means any person who provides services to the Company or any Parent or Subsidiary (other than in connection with the offer or sale of securities of the Company or any Parent or Subsidiary in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Company or any Parent or Subsidiary within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

    "Date of Grant" means the date an Award is first granted.

    "Director" means a member of the Board of Directors.

    "Effective Date" means the date this Plan is first adopted by the Board of Directors.

    "Employee" means any common law employee of Greyhound or any Parent or Subsidiary of Greyhound and any person who is an officer of Greyhound or any Parent or Subsidiary of Greyhound pursuant to the Bylaws or comparable governing document of such company.

    "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

    "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder and, with respect to a Stock Appreciation Right that is not granted in tandem with an Option, the per Share amount that is the basis for the calculation of the payment thereunder.

    "Fair Market Value of a Share" means the arithmetic mean between the high and low per Share prices on the principal national securities exchange or the NASDAQ




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- - National Market System on which the Shares are listed or admitted to trading, on the date of determination or, if such price cannot be determined for the date of determination, the most recent date for which such prices can reasonably be ascertained.

    "Grantee" means any person to whom an Award has been granted and any heir or legal representative to whom an Award has been transferred by will or the laws of descent and distribution.

    "Incentive Stock Option" or "ISO" means an Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

    "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

    "Officer" means an officer of the Company as defined in 17 C.F.R. Section 240.16a-1(f) as now in effect or hereafter amended.

    "Option" or "Stock Option" means a right granted under Article 5 or 6 of the Plan to a Participant to purchase a stated number of Shares.

    "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A or Exhibit B attached hereto.

   "Parent" means a parent of a given corporation as such term is defined in
Section 424(e) of the Code.

    "Participant" means a person who is eligible to receive and has received an Award under the Plan.

    "Performance Unit" means a performance unit granted to a Participant under
Article 9 of the Plan.

    "Performance Unit Agreement" means a Performance Unit Agreement in the form of Exhibit E attached hereto.

    "Plan" means this Plan as it may be amended or restated from time to time.

    "Restricted Stock" means Shares purchased under Article 7 of the Plan that are subject to restrictions on transfer and risks of forfeiture under the Plan.

    "Restricted Stock Purchase Agreement" means a Restricted Stock Purchase Agreement in the form of Exhibit C attached hereto.

    "Rule 16b-3" means Rule 16b-3 (17 C.F.R. Section 240.16b-3) promulgated under Section 16(b) of the Exchange Act as now in effect or hereafter amended.

    "SAR Agreement" means a Stock Appreciation Right Agreement in the form of Exhibit D attached hereto.

    "SEC" means the Securities and Exchange Commission.

    "Shares" means shares of Common Stock.





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    "Stock Appreciation Right" or "SAR" means a stock appreciation right granted to a Participant under Article 8 of the Plan.

    "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

    "Ten Percent Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall, for the purposes of the previous sentence, be determined under the rules set forth in
Section 424 of the Code.

    "Termination without cause" means a termination by the Company or any Parent or Subsidiary of the Company of the employment of a Grantee with the Company or any such Parent or Subsidiary that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

    "Unrestricted Stock" means Shares granted to a Participant under Article 10 of the Plan.

    Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

    Section 1.3.  Effect of Definitions.  The definitions set forth in Section
1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2.  ADMINISTRATION.

    Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "disinterested person" as described in paragraph (C)(2)(i) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation Committee of the Board of Directors who are disinterested persons and are outside directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with or create another Committee that complies with the requirements of the first sentence of this Section 2.1 to administer the Plan. The Committee may be referred to as the Stock Option Committee.

    Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to: (a) determine the Participants, grant Awards and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan,





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correcting defects, reconciling inconsistencies and resolving ambiguities; and
(d) review and resolve all claims of Employees, Consultants, Grantees and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Consultants, Grantees and Participants.

ARTICLE 3.  SHARES.

    Section 3.1. Number. The aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed 4,000,000 (which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares) of which no more than an aggregate of 600,000 may be Shares of either Restricted Stock under Article 7 below or Unrestricted Stock under Article 10 below.

    Section 3.2. Cancellations. Except as otherwise provided in the next sentence, if any Awards granted under the Plan are canceled, terminate or expire for any reason without having been exercised or matured in full, or if Stock Appreciation Rights are exercised for cash or if Performance Units are paid in cash, the Shares related to the unexercised portion of an Award or to the portion of a Stock Appreciation Right exercised for, or the Performance Units paid in, cash shall be available again for the purposes of the Plan. If any Shares acquired under the Plan are forfeited for any reason, the Shares shall be available again for the purposes of the Plan. If any unexpired Option granted hereunder is canceled in connection with the exercise of a Stock Appreciation Right that is granted in tandem with such Option and is payable in Shares, any Shares covered by the canceled Option shall not again become available for the granting of Awards.

    Section 3.3.  Anti-Dilution.

         (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Award is based and the number of Shares as to which Awards may be granted under this Plan shall be automatically increased by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price or Base Price thereof shall be automatically decreased by the same ratio, and if the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Award is based and the number of Shares as to which Awards may be granted under the Plan shall be automatically decreased by such ratio and the Exercise Price or Base Price thereof shall be automatically increased by such ratio.

         (b) In the event of any other change in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Award and each Share available for additional grants of Awards, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price or Base Price shall be increased or decreased proportionally so that the aggregate Exercise Price or Base Price for the securities subject to each Award shall remain the same as immediately before such event; and the Committee may make such further equitable adjustments in the Plan and the then outstanding Awards as are both (i) allowed by Section 162(m) of the Code and the





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regulations thereunder and (ii) deemed necessary and appropriate by the
Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Awards, the Exercise Price or Base Price of outstanding Awards and the vesting conditions of outstanding Awards.

    Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued Shares. The proceeds of the exercise of any Award shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement or Restricted Stock Purchase Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

    Section 3.5. Rights of a Stockholder. Except as otherwise provided in any Restricted Stock Purchase Agreement, no Grantee or other person claiming under or through any Grantee shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Award except as to such Shares, if any, for which certificates representing such Shares have been issued to such Grantee.

    Section 3.6. Securities Laws. No Award shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Award unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Award or the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Grantee to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Grantee, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4.  ELIGIBILITY.

    Section 4.1. Article 5. Only Employees who are not members of the Committee shall be eligible to receive Options under Article 5 below.

    Section 4.2. Article 6. Only Consultants shall be eligible to receive Options under Article 6 below.

    Section 4.3. Article 7. Only Employees who are not members of the Committee shall be eligible to purchase Restricted Stock under Article 7 below.

    Section 4.4. Article 8. Only Employees who are not members of the Committee shall be eligible to receive Stock Appreciation Rights under Article 8 below.

    Section 4.5. Article 9. Only Employees who are not members of the Committee shall be eligible to receive Performance Units under Article 9 below.

    Section 4.6. Article 10. Only Employees who are not members of the Committee shall be eligible to receive Unrestricted Stock under Article 10 below.





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ARTICLE 5.  EMPLOYEES  STOCK OPTIONS.

    Section 5.1. Determinations. The Committee shall determine which eligible Employees shall be granted Options, the number of Shares for which the Options may be exercised (subject to Section 11.1), the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

    Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

    Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the Committee:

    (a) each Option shall vest and first become exercisable (subject to the rule set forth in Section 5.4(c) below) as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Participant has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

    (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) subject to the rule set forth in Section 5.4(d) below, six months after the Participant ceases to be an Employee because of death or disability,

         (iii) 30 days after the termination without cause of Participants employment with the Company or any Parent or Subsidiary of the Company by the Company or any such Parent or Subsidiary of the Company, or

         (iv) immediately upon termination of the Participant s employment with the Company or any Parent or Subsidiary by the Company or any such Parent or Subsidiary of the Company for cause or by the Participants resignation.

Where both an Incentive Stock Option and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first. Notwithstanding the terms





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of any Option, the preceding sentence, and Section 5.4, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control.

    Section 5.4.  Incentive Stock Options.

         (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted and, if no express determination is made by the Committee, all Options shall be Nonqualified Options.

         (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

         (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed $100,000 during any calendar year and, if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

         (d) If the employment of a Participant, who holds an ISO, with the Company is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of the ISO may be exercised only within six months after the date on which employment was terminated, and only to the extent that such Participant could have otherwise exercised such ISO as of the date of termination. If a Participant, who holds an ISO, dies while employed by the Company (or within six months after termination of employment by reason of a disability or within 30 days after termination of employment without cause), the unexercised portion of the ISO at the time of death may be exercised only within six months after the date of death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of death. In such event, such ISO may be exercised by the executor or administrator of the Participant s estate or by anyone who has acquired it from the Participant by bequest or inheritance.

         (e) No Ten Percent Stockholder shall be granted an Incentive Stock Option unless, at the time such Incentive Stock Option is granted, the Exercise Price thereof is at least 110% of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the Date of Grant.

         (f) If a Grantee exercises an Incentive Stock Option and disposes of any of the Shares received by such Grantee as a result of such exercise within two years from the Date of Grant or within one year after the issuance of such Shares to such Grantee upon such exercise, such Grantee shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by
Section 11.3 below.





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         (g)  An Option that is designated as a Nonqualified Option under this
Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.

    Section 5.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised and the SAR Agreement for any Stock Appreciation Right that is in tandem with the Option being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 50 Shares unless it is exercised as to all of the Shares then available thereunder. The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Grantee or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier s check payable to the order of the Company in such amount, or (b) wire transfer of immediately available funds to a bank account designated by the Company. If any portion of the Exercise Price of an Option is payable in Shares it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Grantee a certificate for the balance of the whole number of Shares and a check payable to the order of the Grantee for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Grantee (together with his or her decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

    Section 5.6. Option Agreement. Promptly after the Date of Grant, Greyhound shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

    Section 5.7. New Hires. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.





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ARTICLE 6.  CONSULTANTS  STOCK OPTIONS.

    Section 6.1. Determinations. The Committee shall determine which eligible Consultants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

    Section 6.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

    Section 6.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the Committee:

    (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Participant s consulting relationship with the Company has not been terminated either (i) by the Consultant s death or disability, (ii) by the Company for cause, or (iii) by the Consultant s resignation on or before the date when such portion vests and first becomes exercisable; and

    (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) six months after the Participant ceases to be a Consultant because of death or disability, or

         (iii) immediately upon termination of the Participant s consulting relation with the Company or any Parent or Subsidiary of the Company by the Company or any such Parent or Subsidiary for cause or by the Participants resignation (but not upon termination of the relation by reason of successful completion of the consulting project).

Notwithstanding the terms of any Option, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control.

    Section 6.4. Not Incentive Stock Options. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

    Section 6.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as





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to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 50 Shares unless it is exercised as to all of the Shares then available thereunder. The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Grantee or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier s check payable to the order of the Company in such amount, or (b) wire transfer of immediately available funds to a bank account designated by the Company. If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Grantee a certificate for the balance of the whole number of Shares and a check payable to the order of the Grantee for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Grantee (together with his or her decedent or testator) for less than six months. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

    Section 6.6. Option Agreement. Promptly after the Date of Grant, Greyhound shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

    Section 6.7. Article 5. The provisions of Article 5 above shall not apply to Options granted under this Article 6.

ARTICLE 7.  RESTRICTED STOCK.

    Section 7.1. Determinations. The Committee shall determine which eligible Employees may purchase Restricted Stock, the number of shares of Restricted Stock each eligible Employee may purchase (subject to Section 11.1), the times when they may purchase Restricted Stock, the parameters of the performance goals, if any, and the vesting and forfeiture provisions of the Restricted Stock and the purchase price of the Restricted Stock. Notwithstanding the terms of any Award granted under this Section 7, all shares of Restricted Stock that have not previously been forfeited shall vest fully and become transferable upon the occurrence of any Change in Control.

    Section 7.2. Agreements. Once the Committee has made the determinations required by Section 7.1 above with respect to any Participant, the appropriate officers of the Company shall enter into a Restricted Stock Purchase Agreement with the Participant setting forth the terms determined by the Committee. No Participant shall have any right to purchase Restricted Stock, hold Restricted

Stock, or exercise any rights as a stockholder of the Company unless and until he or she has executed and delivered an appropriately completed form of Restricted Stock Purchase Agreement to the Company and the Company has delivered a counterpart thereof, executed by an appropriate officer of the Company, to the Participant. Restricted Stock Purchase Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Restricted Stock Purchase Agreements may be replaced without bond.

ARTICLE 8.  STOCK APPRECIATION RIGHTS.

    Section 8.1. Determinations. The Committee shall determine which Participants shall receive Stock Appreciation Rights, the times when they shall receive them, the number of Shares to which each Stock Appreciation Right relates (subject to Section 11.1), whether or not a Stock Appreciation Right is to be in tandem with an Option, and the terms and conditions of individual Stock Appreciation Right grants (which need not be identical).

    Section 8.2.  Tandem Grants.

         (a) A Stock Appreciation Right may be granted in tandem with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option. A Stock Appreciation Right granted to an individual Participant at the same time as the grant of an Option shall be deemed to be in tandem with such Option unless the Committee expressly provides otherwise.

         (b) The exercise of a Stock Appreciation Right tandem to an Option shall cancel the related Option with respect to the number of Shares as to which such Stock Appreciation Right is exercised. The exercise of an Option granted in tandem with a Stock Appreciation Right shall cancel the related Stock Appreciation Right with respect to the number of Shares as to which such Option is exercised.

         (c) Except as otherwise provided by the Committee at the time it is granted, a Stock Appreciation Right tandem to an Option will be exercisable at such times as, and only to the extent that, the related Option is exercisable. Notwithstanding the terms of any Stock Appreciation Right tandem to an Option, all Stock Appreciation Rights shall vest fully and become exercisable upon the occurrence of a Change in Control.

         (d) Upon the exercise of a Stock Appreciation Right tandem to an Option, the Grantee will be entitled to receive payment of an amount determined by multiplying:

             (i) The excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Exercise Price of the related Option, by

             (ii) The number of Shares as to which such Stock Appreciation Right has been exercised.

    Section 8.3.  Stock Appreciation Rights Not in Tandem with Option.

         (a) The Committee shall determine the Exercise Price of each Stock Appreciation Right that is not in tandem with an Option at the time of the granting of the Stock Appreciation Right, but in no event shall the Exercise Price be less than the Fair Market Value of a Share on the Date of Grant of such Stock Appreciation Right. If no express determination of the Exercise Price of a Stock Appreciation Right that is not in tandem with an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

         (b) Subject to the rule set forth in the next sentence, the Committee shall determine the times when a Stock Appreciation Right that is not in tandem with an Option vests and the term during which a Stock Appreciation Right that is not in tandem with an Option is exercisable. No such Stock Appreciation Right shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when a Stock Appreciation Right that is not in tandem with an Option is exercisable is made by the
Committee:

             (i) each such Stock Appreciation Right shall vest and first become exercisable as to 25% of the Shares subject to such Stock Appreciation Right on each of the first four anniversaries of the Date of Grant provided the Participant has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion of such Stock Appreciation Right vests and first becomes exercisable; and

             (ii) each such Stock Appreciation Right shall lapse and cease to be exercisable upon the earliest of:

                 (A) the expiration of ten years from the Date of Grant,

                 (B) six months after the Participant ceases to be an Employee because of death or disability,

                 (C) 30 days after a termination without cause of the Participant's employment with the Company or any Parent or Subsidiary of the Company by the Company or any such Parent or Subsidiary of the Company, or

                 (D) immediately upon termination of the Participant's employment with the Company or any Parent or Subsidiary of the Company by the Company or any such Parent or Subsidiary for cause or by the Participant's resignation.

Notwithstanding the terms of any Stock Appreciation Right, all Stock Appreciation Rights shall vest fully and become exercisable upon the occurrence of a Change in Control.

         (c) A Stock Appreciation Right not in tandem with an Option will entitle the Grantee, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

             (i) The excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Exercise Price thereof, by

             (ii) The number of Shares as to which such Stock Appreciation Right has been exercised.

    Section 8.4. Exercise. Stock Appreciation Rights shall be exercised by the delivery of the SAR Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Secretary or the Treasurer of the Company together with the Option Agreement for any Option that is in tandem with such Stock Appreciation Right after it has become exercisable and before it has ceased to be exercisable. A Stock Appreciation Right may be exercised as to less than all of the Shares to which it relates but not as to a fractional Share. No Stock Appreciation Right may be exercised as to less than 50 Shares unless it is exercised as to all of the Shares then available thereunder.

    Section 8.5. Limitations. The Committee may place limitations on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant. The Committee may impose such additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for Grantees of Stock Appreciation Rights the benefits of Rule 16b-3, or as it may otherwise deem advisable.

    Section 8.6. Payment. Payment to the Grantee of the amount realized upon exercise of a Stock Appreciation Right may be made, in the sole discretion of the Committee unless otherwise provided in the grant thereof, in cash, whole Shares valued at the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, or a combination thereof. Such payment shall be made promptly after the exercise of the Stock Appreciation Right. If a Stock Appreciation Right is payable in Shares and the amount payable results in a fractional Share, no fractional Share may be issued nor may any cash payment be made in lieu of such fractional Share.

    Section 8.7. Officers and Directors. Stock Appreciation Rights of which a Grantee who is an Officer or Director at the time of exercise may be exercised only during the period beginning on the third business day following the date of release for publication of the Company's regular quarterly or annual summary statement of sales and earnings (assuming such financial data appears on a wire service, in a financial news service, or in a newspaper of general circulation, or is otherwise made publicly available) and ending on the twelfth business day following such date.

    Section 8.8. SAR Agreement. Promptly after the Date of Grant, Greyhound shall duly execute and deliver to the Grantee an SAR Agreement setting forth the terms of the SAR. No term that does not vary from those set forth in this Plan need be set forth in an SAR Agreement. SAR Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed SAR Agreements may be replaced without bond.

ARTICLE 9.  PERFORMANCE UNITS.

    Section 9.1. Determinations. The Committee shall determine which Participants shall receive Performance Units, the times when they shall receive them, the number of Shares to which each Performance Unit relates (subject to Section 11.1), and the terms and conditions of individual Performance Unit grants (which need not be identical).

    Section 9.2.  Grants.

         (a) The Committee shall determine the Base Price of each Performance Unit at the time of the granting of the Performance Unit. The Base Price may not be less than zero dollars. If no express determination of the Base Price of a Performance Unit is made by the Committee, the Base Price thereof shall equal zero dollars.

         (b) Subject to the rule set forth in the next sentence, the Committee shall set performance goals to be met over a period (the "Performance Period") specified by the Committee and shall determine any vesting provisions. No such Performance Unit shall mature after the expiration of ten years from the Date of Grant. If no express determination of the times when a Performance Unit vests and matures is made by the Committee, each such Performance Unit shall vest and mature on the earlier of (i) the fifth anniversary of the Date of Grant or (ii) the date the Participant ceases to be an Employee because of death or disability, provided, in either case, that the Performance Units have not previously lapsed or matured and that the Participant has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such Performance Unit matures. If the employment of a Participant is terminated by reason of death or disability or retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units. The prorated payout shall be determined by the Committee, in its sole discretion, shall be based upon the length of time that the Participant held the Performance Units during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals. Payment of such Performance Units shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period. Notwithstanding the terms of any Performance Unit, all Performance Units which have not previously lapsed or matured shall mature upon the occurrence of a Change in Control. The number of Shares as to which a Performance Unit maturing upon a Change in Control is paid shall be reduced by the ratio between the number of full calendar months elapsed between the Date of Grant and the date of the Change in Control and the total number of calendar months which would have elapsed between the Date of Grant and the original maturity date in the absence of death or disability.

         (c) The Committee will determine the amount or formula for determining the amount to be paid out on the Performance Unit at the end of the Performance Period (subject to Section 11.1).

         (d) At the sole discretion of the Committee, Participants may be granted the right to receive amounts equal to or formulated in relation to dividends declared with respect to that number of Shares which have been earned but not yet distributed under any Performance Unit (such dividends may be, in the discretion of the Committee, subject to the same accrual, forfeiture, and payout restrictions as may apply to dividends earned with respect to Shares of Restricted Stock, if any).

    Section 9.3. Limitations. The Committee may place limitations on the amount payable on a Performance Unit. Any such limitation must be determined as of the Date of Grant. The Committee may impose such additional conditions or limitations on the maturity of a Performance Unit as it may deem necessary or desirable to secure for Grantees of Performance Units the benefits of Rule 16b-3, or as it may otherwise deem advisable.

    Section 9.4. Payment. Payment to the Grantee of the amount realized at the end of the Performance Period may be made, in the sole discretion of the Committee unless otherwise provided in the grant thereof, in cash, whole Shares valued at the Fair Market Value of a Share on the date of maturity of the Performance Unit, or a combination thereof. Such payment shall be made as promptly as reasonably practicable after the last day of the Performance Period and the determination by the Company of whether the applicable performance goals have been met. If a Performance Unit is payable in Shares and the amount payable results in a fractional Share, no fractional Share may be issued nor may any cash payment be made in lieu of such fractional Share.

    Section 9.5. Performance Unit Agreement. Promptly after the Date of Grant, Greyhound shall duly execute and deliver to the Grantee a Performance Unit Agreement setting forth the terms of the Performance Unit. No term that does not vary from those set forth in this Plan need be set forth in a Performance Unit Agreement. Performance Unit Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Performance Unit Agreements may be replaced without bond.

ARTICLE 10.  UNRESTRICTED STOCK.

    The Committee shall determine which eligible Employees will receive Unrestricted Stock, the number of shares of Unrestricted Stock each eligible Employee will receive (subject to Section 11.1), the times when each eligible Employee shall receive Unrestricted Stock, and the terms and conditions of individual Unrestricted Stock Awards (which need not be identical). Promptly after the grant of an Award of Unrestricted Stock, the Company shall issue to the Grantee a certificate representing the Shares received thereunder. The Committee shall grant Awards of Unrestricted Stock in consideration for services rendered by the Participant which are deemed by the Committee to have a value to the Company in excess of the par value of the Shares so awarded.

ARTICLE 11.  PROVISIONS APPLICABLE TO ALL TYPES OF AWARDS.

    Section 11.1. Maximum Shares. Notwithstanding any other provision of this Plan, the maximum number of Shares with respect to which Awards may be granted during any fiscal year of the Company to any Employee shall be 500,000 Shares. In addition, the maximum aggregate cash payout granted to any Grantee in any fiscal year of the Company with respect to such Grantee s Performance Units or receipt of Restricted Stock shall not exceed $1,000,000.

    Section 11.2. Corporate Mergers and Acquisitions. The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by Greyhound pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of Greyhound prior to such acquisition, with or by Greyhound or its Subsidiaries.

    Section 11.3. Withholding. The Company shall have the right to withhold from any payments due under any Award or due to any Grantee from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Grantee at the time of the exercise or vesting of any Award or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Award, the Grantee exercising such Award shall pay to Greyhound an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with Section 5.5 above, Shares previously owned by the Grantee. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Award or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Award upon such terms and conditions as the Committee may provide. The Company may require the Participant to satisfy any relevant withholding requirements before issuing Shares or delivering any Award to the Participant.

    Section 11.4. Disability. If a Grantee who is an Employee with the Company is absent from work with the Company because of a physical or mental disability, for purposes of the Plan, such Grantee will not be considered to have ended his or her employment with the Company while such Grantee has that disability, unless he or she resigns or the Committee decides otherwise.

ARTICLE 12.  GENERAL PROVISIONS.

    Section 12.1. No Right to Employment. Nothing in the Plan or any Award or any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Participant or its other relationship with any Participant.

    Section 12.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Award is limited to the obligations expressly set forth in the Plan and in the grant of any Award, and no term or provision of this Plan nor of any Award shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Award.

    Section 12.3. Assumption of Awards. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Awards outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price. Nothing in this
Section 12.3 shall be deemed to alter or supersede any provision of the Plan relating to the vesting or maturity of Awards upon a Change in Control.

    Section 12.4. No Transfer. No Award or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the Participant to whom it was granted except by such Participant.

    Section 12.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Award shall be borne by the Company.

    Section 12.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by first class mail addressed (a) if to a Grantee, at his or her residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

    Section 12.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Grantees any rights or remedies under this Plan.

    Section 12.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 12.8 shall not be construed to extend the ten year period referred to in Sections 5.3, 6.3, 8.3 and 9.2 above or the five year period referred to in Section 5.4(e) above.

    Section 12.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

    Section 12.10. GOVERNING LAW. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS PLAN SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE THAT ARE APPLICABLE TO AGREEMENTS NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF DELAWARE.

    Section 12.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of the stockholders of Greyhound. Awards may be granted by the Committee before such approval, but all Awards so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the

Effective Date.

    Section 12.12. Amendment and Termination. No Award shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment shall be effective without the approval of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of stockholders duly held, if it were to:

         (a) materially increase the benefits accruing to Participants under the Plan;

         (b) materially increase the number of Shares which may be issued under the Plan; or

         (c) materially modify the requirements as to eligibility for participation in the Plan;

and, further, provided, however, that no amendment or termination of the Plan shall be effective to materially alter or impair the rights of a Grantee under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee. No termination or amendment of this Plan or any Award nor waiver of any right or requirement under this Plan or any Award shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.